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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 16, 2022
Date of Report (Date of earliest event reported)

TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road,
Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

(703) 724-3800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address, and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TLS	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 2.02.    Results of Operations and Financial Condition.
On Wednesday, March 16, 2022, Telos Corporation (the “Company”) issued a press release reporting certain financial results of the Company for the three and twelve months ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The Company’s press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclosure regarding definitions of these measures used by the Company and why the Company’s management believes the measures provide useful information to investors is also included in the press release.
The Company will conduct a conference call to discuss its financial results on Wednesday, March 16, 2022, at 8:00 a.m., Eastern Time.
The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Current Report on Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 8.01.    Other Events.
The Company will not file its Annual Report on Form 10-K on March 16, 2022, as previously expected and as reported on its recently-filed Form 12b-25. The principal reasons for the delay in completing our year-end closing and financial reporting process are primarily due to delays in completing our assessment of the effectiveness of our internal control over financial reporting. As a result of the foregoing, the Company’s independent registered public accounting firm has not yet completed its audits of the Company’s financial statements and internal control over financial reporting as of December 31, 2021.
Item 9.01.    Financial Statements and Exhibits.

99.1	Press Release, issued March 16, 2022
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S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

By:	/s/ Mark Bendza
Mark Bendza
Chief Financial Officer
Date:  March 16, 2022
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